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Exhibit 10.9

Convertible Loan Agreement Dated December 21, 2000

CONVERTIBLE LOAN AGREEMENT

    THIS LOAN AGREEMENT dated this 21st December, 2000.

BETWEEN:

TORCHMARK HOLDINGS LTD, a company incorporated under the laws of the Turks & Caicos Islands, and having its offices at Caribbean Place, Providenciales, Turks & Caicos Islands. ["the Lender"]

AND

    DICOM IMAGING SYSTEMS, INC., a company incorporated under the laws of the State of Nevada, and having its registered office at 1350 E. Flamingo Road, Suite 847, Las Vegas, NV 89119, ["the Borrower"]

WHEREAS:

      A.  The Borrower wishes to borrow and the Lender is willing to lend to the Borrower US$51,000

      B.  The Borrower agrees, as a condition of receiving the loan, that the Lender may, at any time after the advancement of the Loan and at its sole option, convert the unpaid balance of the Loan in whole or in part, into common shares of the Borrower at a conversion rate equal to the unpaid balance divided by 90% of the market price of the common shares on the date this agreement is signed.

    THEREFORE, in consideration of the mutual covenants and agreements in this Agreement, the parties hereto agree:

ARTICLE 1

THE LOAN

  Establishment of the Loan

    1.1 The Lender agrees to loan to the Borrower and the Borrower agrees to borrow from the Lender on the terms and conditions in this Agreement, the aggregate sum of US$51,000 (fifty one thousand United States Dollars).

    1.2 The Lender shall advance the Loan to the Borrower upon execution of this Agreement or such later date as the parties may agree. The date(s) upon which the Loan is advanced to the Borrower shall be referred to as the "Advancement Date(s)".

  Interest

    1.3 The Borrower shall pay interest to the Lender upon 10 (ten) days written notice, both before and after demand, default and judgment on all amounts from time to time outstanding in respect of the Loan, at the rate per annum equal to 10 percent (10%), calculated and compounded monthly, not in advance.

  Repayment

    The Borrower shall repay the entire unpaid principal of the Loan and any accrued and unpaid interest thereupon, upon the first of the following two events:

    1.4 The Borrower receives aggregate net proceeds from the sale of its securities or from debt financing of any kind or character equal or greater that $500,000

    1.5 May 6, 2001.

  Prepayment of the Loan

    1.6 Subject to the right of the Lender to convert the unpaid principal of the Loan, the Borrower may prepay the unpaid principal of the Loan in whole or in part at any time without penalty, but with the consent of the Lender in accordance with the terms set out in Article 1.7 and 1.8.

    1.7 The Borrower shall give notice to the Lender in writing [the "Notice"] of the Borrower's desire to prepay the Loan, in whole or in part, and shall stipulate in the Notice the proposed amount of the prepayment [the "Prepayment Sum"].

    1.8 Upon the Lender receiving the Notice from the Borrower of its desire to prepay the Loan in whole or in part the Lender may, at its sole option, elect to convert the whole or part of the Prepayment Sum into common shares of the Borrower in accordance with the terms under Article 3 and the Note (as defined in Article 2.1).

ARTICLE 2

EVIDENCE OF INDEBTEDNESS

  Promissory Note

    2.1 The indebtedness of the Borrower in respect of the Loan shall be evidenced by a convertible promissory note in the form attached as Schedule "A" [the "Note"], to be executed by the Borrower and delivered to the Lender on the Advancement Date.

ARTICLE 3

CONVERSION

  Conversion

    3.1 The Borrower agrees, as a condition of receiving the Loan, that the Lender may, at any time after the Advancement Date and at its sole option, convert all or part of the unpaid balance of the Loan into common shares of the Borrower [the "Shares"], at a conversion rate equal to the unpaid balance divided by 90% of the market price of the common shares on the date this agreement is signed.

    3.2 The principal amount of the Loan shall be reduced to the extent that it has been converted by the Lender into Shares in accordance with the terms of the Note.

ARTICLE 4

REPRESENTATIONS

    4.1 The offer of this Agreement by the Borrower was not made to the Lender or its representatives in the United States and, at the time the Lender's buy order was made to the Lender, the Lender and its representatives were outside the United States;

    4.2 The Lender is not a U.S. Person, as defined in Rule 902(k) and (l) (copies attached) of Regulation S as promulgated by the U.S. Securities and Exchange Commission ("SEC");

    4.3 The Lender is not and will not be purchasing the Note or any Shares for the account or benefit of any U.S. Person;

    4.4 The activities of the Lender contemplated hereunder are not part of any scheme to avoid the registration requirements of the U.S. Securities Act;

    4.5 The Lender has no intention to distribute, and shall not transfer, either directly or indirectly, any interest in this Agreement, the Note or the Shares to any person within the United States or to

U.S. persons except pursuant to an effective registration statement under the U.S. Securities Act, or an exemption therefrom;

    4.6 The Lender agrees that any resale of any interest in this Agreement, the Note and any Shares will be made only in accordance with the provisions of SEC Regulation S, pursuant to registration under the U.S. Securities Act and applicable state securities laws, or pursuant to an available exemption from such registration, and agrees not to engage in hedging transactions with regard to the Borrower's securities unless incompliance with the U.S. Securities Act;

    4.7 all certificates evidencing the Lender's interests in the Note and underlying Shares shall bear the following legend, to which this Agreement is also subject: "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT";

    4.8 All certificates evidencing the Lender's Note shall also bear the following legend: "THIS NOTE AND ANY SHARES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE ACT, AND THIS NOTE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. EACH PERSON EXERCISING THIS NOTE WILL BE REQUIRED TO GIVE: (A) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE NOTE IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON; OR (B) A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE NOTE AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER."

    4.9 The Lender and the Borrower hereby agree that the Borrower shall not be bound by, and shall refuse to register, any transfer of this Agreement, the Note and any Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and applicable state securities laws, or pursuant to an available exemption from such registration.

ARTICLE 5

EVENTS OF DEFAULT

  Events of Default

    5.1 Each and every of the events set forth in this Article shall be an event of default ["Event of Default"] under this Agreement:

      a)  if the Borrower defaults in any payment when it is due under this Agreement;

      b)  if the Borrower fails to provide the Lender with proper books of accounts pursuant to this Agreement;

      c)  if the Borrower defaults in observing or performing any other covenant or condition of this Agreement to be observed or performed on its part;

      d)  if a representation of warranty made to the Lender by the Borrower in this Agreement or by or on behalf of the Borrower in any document or certificate furnished to the Lender herewith or pursuant hereto is incorrect or untrue in any respect materially adverse to the Lender;

      e)  if the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if an order is made or an effective resolution is passed for the winding-up, merger or amalgamation of the Borrower or if the Borrower declares bankruptcy or if a trustee, custodian or receiver is appointed for the Borrower under the applicable statutes or acts relating to bankruptcy, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower; or

      f)  if the Borrower ceases or threatens to cease to carry on its business.

  Notice

    5.2 After the occurrence of any Event of Default and at any time thereafter the Lender, in its absolute discretion, by written notice to the Borrower, may declare this Agreement to be in default. At any time thereafter the Lender, in its absolute discretion, may declare the principal balance of the Loan and accrued interest thereon, costs and any other money owing to the Lender under the Agreement to be immediately due and payable and such monies shall forthwith become due and payable without presentment, demand, protest, or other notice of any kind to the Borrower, all of which are hereby expressly waived.

  Waiver

    5.3 The Lender, in its absolute discretion, at any time and from time to time may waive any breach by the Borrower of any of the covenants herein, by written notice, provided however that no course of dealing between the Borrower and the Lender nor any delay in exercising any rights hereunder shall operate as a waiver of any rights to the Lender.

ARTICLE 6

GENERAL MATTERS

  Further Assurances

    6.1 The Lender and the Borrower shall do, execute and deliver, or cause to be done, executed and delivered all such further acts, documents and things as may reasonably be required for the purpose of giving effect to this Agreement.

  Severability

    6.2 If any provision of this Agreement is or shall become illegal, unenforceable or invalid for any reason whatsoever, such illegal, unenforceable or invalid provisions shall be severable from the remainder of this Agreement and shall not affect the legality, enforceability or validity of the remaining provisions of this Agreement.

  Notice

    6.3 Any notice given to the Borrower or to the Lender in connection with this Agreement shall be in writing and may be given by delivering such notice to the address as given above or at such other addresses as the parties may direct by giving notice in writing to the other party. Any notice, demand or other document required or permitted to be given under the provisions of the Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by facsimile or other similar form of communication addressed as set forth herein. Any notice, demand or document shall, if delivered or sent by facsimile be deemed to have been received at the time of delivery or transmission; if mailed by registered mail and properly addressed, be deemed to have been received on the third day following the day on which it was so mailed.

  Governing Law

    6.4. This Agreement shall be governed by and construed in accordance with the Laws of the Turks & Caicos Islands.

  Headings

    6.5 The headings of this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience of reference only.

  Parties in Interest

    6.6 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

  Waiver or Modifications

    6.7 No failure or delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other right or power hereunder. NO amendment, modification or waiver of any condition of the Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing signed by the Lender. No notice to or demand on the Borrower shall in any case entitle the Borrower to any other or further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

  Assignment

    6.8 The Borrower shall not assign this Agreement or any of its interest herein or any part hereof expect with the prior written consent of the Lender. The Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to any other person all or any part of its interest hereunder or in the Note or the Shares, provided that the Lender has first delivered to the Borrower an opinion of counsel, in form and substance acceptable to the Borrower (which acceptance will not be unreasonably withheld), stating that such assignment complies with all applicable securities laws, expressly including those of the United States.

  Schedule

    6.9 The Note [the "Schedule 'A' "] and the Notice of Conversion [the "Schedule 'B' "] attached to this Agreement are incorporated by reference as fully as though contained in the body of the Agreement. Wherever, any term or conditions, expressed or implied, in Schedule 'A' conflicts or is at variance with any term or conditions of this Agreement, the terms or conditions of this Agreement shall prevail.

  Entire Agreement

    6.10 This Agreement constitutes the entire agreement between the Borrower and the Lender and supersedes all prior contracts, agreements and understandings between the parties in regards to the Loan. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

  Amendments

    6.11 This Agreement may be amended in writing with the mutual consent of both parties.

    In witness whereof, the parties have affixed their signatures and seals of the date first written above.

DICOM IMAGING SYSTEMS, INC.
VALUE RECEIVED
Signed, sealed and delivered in the presence of	) ) ) )
ACKNOWLEDGEMENT	)
Signed, sealed and delivered in the presence of	) ) )
TORCHMARK HOLDINGS LTD.
ACKNOWLEDGMENT
Signed, sealed and delivered in the presence of	) ) ) )

SCHEDULE "A"

    All certificates evidencing the Lender's interests in the Note and underlying Shares shall bear the following legend, to which this Agreement is also subject: "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT";

    All certificates evidencing the Lender's Note shall also bear the following legend: "THIS NOTE AND ANY SHARES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE ACT, AND THIS NOTE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. EACH PERSON EXERCISING THIS NOTE WILL BE REQUIRED TO GIVE: (A) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE NOTE IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON; OR (B) A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE NOTE AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE ACT OR ARE EXEMPT FROM REGISTRATION THEREUNDER."

PROMISSORY NOTE

AMOUNT: US$51,000	DATE: 21st December, 2000

    FOR VALUE RECEIVED, Dicom Imaging Systems, Inc. [the "Borrower"] hereby promises to pay on or before 6th May, 2001 [the "Maturity Date"] to Torchmark Holdings Ltd. [the "Lender"] the sum of US$51,000.00 (fifty one thousand United States Dollars) [the "Principal Sum"], at such address as the Lender may direct in writing, together with interest on the unpaid Principal Sum, both before and after demand, default and judgment on all amounts from time to time outstanding in respect of the Principal Sum at the rate per annum equal to 10% (ten per cent), calculated and compounded monthly, not in advance.

    The Borrower hereby waives presentment for payment, demand, protest, notice of nonpayment, and any and all lack of diligence or delays in collection or enforcement hereof.

    The Lender shall have the right, at its option, at any time and from time to time, and in any event before 6th May 2001 or the date on which the unpaid Principal Sum and any accrued interest are paid in full by the Borrower, to convert, subject to the terms and provisions under this Note, all or any part of the unpaid Principal Sum into fully paid and non-assessable common shares of the Company [the "Shares"] as constituted on the date hereof (subject to adjustment herein set out) at the conversion rate of the unpaid Principal Sum divided by 90% of the market price of the shares at the date of the signing of this agreement upon presentation of this Note on any Business Day, accompanied by a written notice ["the Notice"] in the form attached exercising the right to convert (completed to indicate the amount of the unpaid Principal Sum that is to be converted) to the Borrower. For the purposes hereof, "Business Day" means any day except Saturday, Sunday or a statutory holiday.

    As consideration for the execution of this Note, the Company agrees to grant to the Holder the right to purchase that number of shares of the Company's common stock equal to thirty percent of the original principal amount due under this note divided by the 10 day trailing average stock price of the Company's common stock as quoted on the OTC Bulletin Board on the date this Note is signed. Such Warrants shall be issued by the Company within 10 days of the date hereof and shall be in form reasonably acceptable to Holder. Such Warrants shall have piggyback registration rights as further described in the Warrant Agreement.

    As promptly as practicable after presentation of this Note and the Notice by the Lender to the Borrower, the Borrower shall deliver or cause to be delivered to the Lender certificates representing the number of fully paid and non-assessable Shares to which this Note is to be converted in accordance with the provisions under this Note. Such conversion shall be deemed to have been made at the close of business on the date that such Note and Notice shall have been so presented for conversion, so that the rights and remedies of the Lender with respect to this Note to the extent that they relate to the amount of the unpaid Principal Sum being converted shall cease at such time, and upon such conversion of this Note, the Lender shall be treated for all purposes as having become the registered holder of such number of Shares at such time as results from the application of the Conversion Rate. In the event that the unpaid Principal sum is not converted in its entirety, such amount of the unpaid Principal Sum not converted shall be evidenced by a new Note and delivered to the Lender as promptly as practicable.

    If the Borrower shall subdivide or change the Shares into a greater number of Shares or shall issue in exchange for such Shares a greater number of Shares, then from and after the effective date of such subdivision, change or exchange of Shares, the Conversion Rate shall be increased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, change or exchange. If the Borrower shall reduce the number of Shares by combination or consolidation of Shares or shall issue in exchange for its outstanding shares a smaller amount of Shares, then from and after the effective date of such combination, consolidation or exchange of Shares the Conversion Rate shall be decreased in proportion to the decrease in the number of the outstanding Shares resulting from such combination, consolidation or exchange of Shares.

    If the Borrower shall declare and pay a stock dividend upon the Shares (or a dividend payable at the option of the respective holders either in Shares or cash), from and after the payment date of such dividend, the Conversion Rate shall be increased in proportion to the increase in the number of outstanding Shares resulting from such dividend.

    No fractional Shares shall be issued upon any conversion of this Note. Accrued interest on this Note shall not be convertible into Shares. Any accrued interest shall be paid to the Lender in cash at the time of conversion.

    The Borrower shall allot and keep available for issue, as fully paid and non-assessable, such number of Shares to be issued upon conversion of this Note.

    The Lender acknowledges that this Note and any Shares which may be issued on the conversion of this Note have not been registered under the United States Securities Act of 1993, as amended (the "1933 Act") or the securities laws of any state of the United States and this Note may not be transferred to or converted in the United States or by or on behalf of any US Person unless such Note and Shares are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.

    This Note shall be interpreted in accordance with the Laws of the Turks & Caicos Islands.

DICOM IMAGING SYSTEMS, INC.
VALUE RECEIVED
Signed, sealed and delivered in the presence of	) ) ) )
TORCHMARK HOLDINGS LTD.
ACKNOWLEDGMENT
Signed, sealed and delivered in the presence of	) ) ) )

SCHEDULE "B"

NOTICE OF CONVERSION

TO:  DICOM IMAGING SYSTEMS, INC. [the "Company"]

    The undersigned registered holder of the attached Note hereby irrevocably elects to convert (please circle one of the following)

    a)  the whole of the principal sum of the Note; or

    b)  USD            of the Principal sum of the Note.

into common shares in the capital of the Company at a conversion rate equal to the sum to be converted divided by 90% of the market price of the shares in the Company at the market close on the day of the signing of the agreement, in accordance with the terms of the Note, and directs that the common shares issuable and deliverable upon conversion be issued and delivered to Torchmark Holdings Ltd. at such address as Torchmark Holdings Ltd. may direct in writing.

    The undersigned hereby certifies that the undersigned is the original purchaser of the Note, and (i) is not (and is not exercising the Note for the account or benefit of) a "US Person" or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the "1933 Act") or any successor rule or regulation of the United States Securities and Exchange Commission in effect.

    The undersigned understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or applicable state laws, all certificates for Shares shall bear the following legend:

    All certificates evidencing the Lender's interests in the Note and underlying Shares shall bear the following legend, to which this Agreement is also subject: "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT";

    And consents to the Company making a notation on its records or giving instructions to any transfer agent in order to implement the restrictions on transfers set forth herein.

TORCHMARK HOLDINGS LTD.
ACKNOWLEDGMENT
Signed, sealed and delivered in the presence of	) ) ) )

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  Exhibit 10.9
CONVERTIBLE LOAN AGREEMENT
ARTICLE 1 THE LOAN
ARTICLE 2 EVIDENCE OF INDEBTEDNESS
ARTICLE 3 CONVERSION
ARTICLE 4 REPRESENTATIONS
ARTICLE 5 EVENTS OF DEFAULT
ARTICLE 6 GENERAL MATTERS
SCHEDULE "A"
PROMISSORY NOTE
SCHEDULE "B" NOTICE OF CONVERSION